Exhibit 11

                     COMPUTATION OF PER SHARE EARNINGS

      The following is a computation of the weighted average number of shares outstanding which is used in the computation of per share earnings for Luby's Cafeterias, Inc. for the three and twelve months ended August 31, 1994 and 1993.


     Three months ended August 31, 1994:

     25,440,811 x shares outstanding for  14 days                   356,171,354
     25,400,907 x shares outstanding for  16 days                   406,414,512
     25,360,562 x shares outstanding for  20 days                   507,211,240
     25,312,432 x shares outstanding for  11 days                   278,436,752
     25,268,032 x shares outstanding for  14 days                   353,752,448
     25,157,400 x shares outstanding for  17 days                   427,675,800
                                                                  _____________
                                                                  2,329,662,106
                                                                             92
                                                                  _____________
                                                                     25,322,414


     Twelve months ended August 31, 1994:

     27,227,108 x shares outstanding for   1 day                     27,227,108
     27,214,570 x shares outstanding for  15 days                   408,218,550
     27,145,448 x shares outstanding for  14 days                   380,036,272
     27,022,276 x shares outstanding for  12 days                   324,267,312
     26,820,618 x shares outstanding for  19 days                   509,591,742
     26,420,208 x shares outstanding for  11 days                   290,622,288
     26,388,690 x shares outstanding for  21 days                   554,162,490
     26,389,190 x shares outstanding for  10 days                   263,891,900
     26,314,582 x shares outstanding for  19 days                   499,977,058
     26,077,694 x shares outstanding for  16 days                   417,243,104
     26,066,151 x shares outstanding for  15 days                   390,992,265
     26,054,664 x shares outstanding for  14 days                   364,765,296
     25,907,814 x shares outstanding for  14 days                   362,709,396
     25,813,627 x shares outstanding for  17 days                   438,831,659
     25,768,465 x shares outstanding for  14 days                   360,758,510
     25,679,895 x shares outstanding for  19 days                   487,918,005
     25,588,896 x shares outstanding for  14 days                   358,244,544
     25,543,726 x shares outstanding for  16 days                   408,699,616
     25,462,707 x shares outstanding for  12 days                   305,552,484
     25,440,811 x shares outstanding for  14 days                   356,171,354
     25,400,907 x shares outstanding for  16 days                   406,414,512
     25,360,562 x shares outstanding for  20 days                   507,211,240
     25,312,432 x shares outstanding for  11 days                   278,436,752
     25,268,032 x shares outstanding for  14 days                   353,752,448
     25,157,400 x shares outstanding for  17 days                   427,675,800
                                                                  _____________
                                                                  9,483,371,705
                                                                            365
                                                                  _____________
                                                                     25,981,840


     Three months ended August 31, 1993:

     27,238,969 x shares outstanding for  28 days                   762,691,132
     27,239,941 x shares outstanding for  13 days                   354,119,233
     27,231,274 x shares outstanding for   3 days                    81,693,822
     27,227,141 x shares outstanding for  22 days                   598,997,102
     27,227,880 x shares outstanding for  19 days                   517,329,720
     27,227,108 x shares outstanding for   7 days                   190,589,756
                                                                  _____________
                                                                  2,505,420,765
                                                                             92
                                                                  _____________
                                                                     27,232,834


     Twelve months ended August 31, 1993:

     27,133,567 x shares outstanding for  28 days                   759,739,876
     27,133,663 x shares outstanding for  23 days                   624,074,249
     27,134,265 x shares outstanding for  43 days                 1,166,773,395
     27,134,512 x shares outstanding for  14 days                   379,883,168
     27,141,134 x shares outstanding for  17 days                   461,399,278
     27,149,905 x shares outstanding for  25 days                   678,747,625
     27,179,067 x shares outstanding for   4 days                   108,716,268
     27,227,626 x shares outstanding for  15 days                   408,414,390
     27,238,292 x shares outstanding for  42 days                 1,144,008,264
     27,238,969 x shares outstanding for  90 days                 2,451,507,210
     27,239,941 x shares outstanding for  13 days                   354,119,233
     27,231,274 x shares outstanding for   3 days                    81,693,822
     27,227,141 x shares outstanding for  22 days                   598,997,102
     27,227,880 x shares outstanding for  19 days                   517,329,720
     27,227,108 x shares outstanding for   7 days                   190,589,756
                                                                  _____________
                                                                  9,925,993,356
                                                                            365
                                                                  _____________
                                                                     27,194,502